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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 5, 2001
                       (Date of Earliest Event Reported)


                         Commission file number: 1-3203


                             CHESAPEAKE CORPORATION
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Virginia                                    54-0166880
-------------------------------           ------------------------------------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

     1021 East Cary Street
      Richmond, Virginia                                   23219
----------------------------------------                 ---------
(Address of principal executive offices)                  Zip Code

        Registrant's telephone number, including area code: 804-697-1000
                                                            ------------

                                 Not Applicable
           ---------------------------------------------------------
             (Former name, former address, and former fiscal year,
                         if changed since last report)



                               Page 1 of 4 Pages.


                        Exhibit Index Appears on Page 4.

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ITEM 5.  OTHER EVENTS AND REGULATION F-D DISCLOSURE.

Additional information regarding Chesapeake is attached as Exhibit 99.1 to this report and is incorporated herein by reference. Chesapeake undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

       99.1  Additional information regarding Chesapeake Corporation.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CHESAPEAKE CORPORATION
                                            (Registrant)



Date:  November 5, 2001               BY:   /s/ Christine R. Vlahcevic
                                            --------------------------------
                                            Christine R. Vlahcevic
                                            Controller
                                            (Principal Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit

99.1              Additional information regarding Chesapeake Corporation.